UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2011
CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 4, 2011, the Compensation Committee of the Board of Directors of Cheniere Energy, Inc. (the “Company”) approved a 2.5% base salary increase for the executive officers of the Company effective January 3, 2011. In addition, pursuant to the 2010 Goals & Bonus Plan, the Compensation Committee approved a bonus payment for each of the executive officers of the Company with respect to the year ended December 31, 2010, payable in cash. The Compensation Committee also awarded each of the executive officers a grant of restricted shares of the Company's common stock (the “2011 Long-Term Incentive Award”). The 2011 Long-Term Incentive Award will be granted on January 14, 2011, and will vest in three equal annual installments on June 30, 2011, June 30, 2012 and June 30, 2013. The form of the 2011 Long-Term Incentive Award is attached hereto as Exhibit 10.1. The following table sets forth the 2011 annual base salary, 2010 cash bonus award and 2011 Long-Term Incentive Award for the Company's executive officers, including the principal executive officer, the principal financial officer and the other executive officers who are named in the Summary Compensation Table in the Company's definitive Proxy Statement filed in 2010 and who remain employees of the Company.
2011 Annual Base Salary; 2010 Cash Bonus Award; and 2011 Long-Term Incentive Award

Executive Officer	2011 Annual Base Salary		2010 Cash Bonus Award	2011 Long-Term Incentive Award
Charif Souki Chairman, Chief Executive Officer and President	$752,760		$1,080,000	398,000
Meg A. Gentle Senior Vice President and Chief Financial Officer	$285,237		$295,540	150,000
Jean Abiteboul Senior Vice President - International	$329,142	[1]	$249,030	75,000
R. Keith Teague Senior Vice President - Asset Group	$285,237		$245,540	77,000
H. Davis Thames Senior Vice President - Marketing	$285,237		$245,540	135,000

1Mr. Abiteboul's base salary is 239,568 EUR. The amount reported in the table represents the U.S. dollar equivalent based on the January 4, 2011 exchange rate of 1.3739 USD to 1 EUR. Mr. Abiteboul's 2011 annual base salary was effective January 1, 2011, due to the Company's payroll administration in the U.K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number     Description
10.1            Form of Long-Term Incentive Award - Restricted Stock Grant*
______
*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY INC
By:	/s/ Meg A. Gentle
Name:	Meg A. Gentle
Title:	Senior Vice President and Chief Financial Officer
Date:	January 10, 2011

EXHIBIT INDEX

Exhibit
Number     Description
10.1            Form of Long-Term Incentive Award - Restricted Stock Grant*
______
*Filed herewith.